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                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                           Current Report

                  Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act


Date of Report (Date of earliest event reported):  April 14, 1998
(March 30, 1998)


                      GREIF BROS. CORPORATION
      (Exact name of registrant as specified in its charter)


         Delaware                 1-566          31-4388903
(State or other jurisdiction    (Commission    (I.R.S. Employer
    of incorporation)             File No.)    Identification No.)


        425 Winter Road, Delaware, Ohio                43015
    (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code   740-549-6000


                         Not Applicable
  (Former name or former address, if changed since last report)






Index to Exhibits on Page 5

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

	On March 30, 1998, pursuant to the terms of a Stock Purchase Agreement, dated March 30, 1998, between Greif Bros. Corporation (the "Company") and Sonoco Products Company ("Sonoco"), the Company acquired the industrial container business of Sonoco by purchasing all of the outstanding shares of KMI Continental Fibre Drum, Inc., a Delaware corporation ("KMI"), Sonoco Plastic Drum, Inc., an Illinois corporation ("SPD"), GBC Holding Co., a Delaware corporation ("GBC Holding"), and Fibro Tambor, S.A. de C.V., a Mexican corporation ("Fibro Tambor") and the membership interest of Sonoco in Total Packaging Systems of Georgia, LLC, a Delaware limited liability company ("TPS"). KMI, SPD, GBC Holding, Fibro Tambor, TPS and their respective subsidiaries are in the business of producing, manufacturing, selling and leasing plastic drums and fibre drums principally in the United States and Mexico and refurbishing and reconditioning plastic drums principally in the United States and Mexico. In addition, on March 30, 1998, the Company entered into an agreement with Sonoco to acquire its intermediate bulk container business, which the parties intend to close as soon as receipt of necessary approvals are obtained. Pending receipt of such approvals, the Company will market and sell intermediate bulk containers for Sonoco under a distributorship agreement.

	The acquisition of the industrial container business includes twelve fibre drum plants and five plastic drum plants along with facilities for research and development, packaging services and distribution. The Company has no present plans to devote any material amount of the assets acquired to other purposes.

	As consideration for the shares of KMI, SPD, GBC
Holding and Fibro Tambor and the membership interest of Sonoco in TPS, the Company paid $185,395,000 in cash. The purchase price was determined through negotiations. The Company used funds available under the Credit Agreement, dated as of March 30, 1998, which provides a revolving credit facility of up to $325,000,000, in order to pay the purchase price. The Credit Agreement is filed herewith as Exhibit 99(b).

	These transactions have previously been publicly announced by the Company and a copy of the press release issued by the Company on March 31, 1998 is included herewith as Exhibit
99(a).

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS (concluded)

	The description contained herein of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement dated March 30, 1998 between the Company and Sonoco, which is attached hereto as Exhibit 2 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

	As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). No such financial statements are presently available. In accordance with Item 7(a)(4) of Form 8-K, the required financial statements will be filed by amendment under cover of Form 8-K/A no later than 60 days after April 14, 1998.

(b)  Pro Forma Financial Information.

	As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). No such pro forma information is presently available. In accordance with
Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed by amendment under cover of Form 8-K/A no later than 60 days after April 14, 1998.

(c)  Exhibits.

	The following documents related to the acquisition of the shares of KMI, SPD, GBC Holding and Fibro Tambor and the membership interest in TPS are being filed as exhibits to this Form 8-K:

Exhibit Number                   Description

2 Stock Purchase Agreement, dated March 30, 1998, between Greif Bros. Corporation and Sonoco
                  Products Company (the "Stock Purchase
                  Agreement")

99(a) Press Release issued by Greif Bros. Corporation on March 31, 1998

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (concluded)



Exhibit Number                    Description

99(b) Credit Agreement, dated as of March 30, 1998, among Greif Bros. Corporation, as Borrower, Various Financial Institutions, as Banks, and KeyBank National Association, as Agent (the "Credit Agreement")

Schedules and Exhibits to the Stock Purchase Agreement have not been filed because the Company believes they do not contain information material to an investment decision which is not otherwise disclosed in the Stock Purchase Agreement. A list has been attached to the Stock Purchase Agreement briefly identifying the contents of all omitted Schedules and Exhibits. The Company hereby agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon its request.



SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:	April 14, 1998	    GREIF BROS. CORPORATION



	           	            BY /s/Michael J. Gasser
                            Michael J. Gasser, Chairman
                            and Chief Executive Officer




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INDEX TO EXHIBITS


Exhibit Number	           Description                  	Pages

      2             Stock Purchase Agreement dated       *
                    March 30, 1998 between Greif
                    Bros. Corporation and Sonoco
                    Products Company.

     99(a)          Press Release issued by Greif        *
                    Bros. Corporation on
                    March 31, 1998.

     99(b)          Credit Agreement, dated as of        *
                    March 30, 1998, among Greif
                    Bros. Corporation, as Borrower,
                    Various Financial Institutions,
                    as Banks, and KeyBank National
                    Association, as Agent.


*  Included herein.



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